UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Financial Opportunities Fund

Ticker: BTO Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Financial Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
14	Financial statements
18	Financial highlights
19	Notes to financial statements
25	Additional information
26	Shareholder meeting
27	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of total return consisting of long-term capital appreciation and current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index.

The fund's most recent performance and current annualized distribution rate can be found at www.jhinvestments.com.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Financial stocks posted gains

Financial stocks produced positive returns, although gains were limited by uncertainty around economic growth and interest rates.

Fund outperformed its index

The fund had a positive absolute return and outperformed its comparative index due to selection and allocation decisions across a number of industry segments in the financials sector.

Fund was underweight in large commercial banks

The fund remained underweight in four large commercial banks that make up more than 60% of its comparative index, which hurt performance.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful.

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

How was the market environment for financial companies during the six months ended April 30, 2015?

Financial stocks had positive returns, but uncertainty around economic growth and the direction of interest rates meant these shares generally underperformed the broader market. Extreme winter weather conditions, strikes at some of the nation's West Coast ports, and weak global growth all weighed on economically sensitive financial stocks, but prospects began to look brighter by the end of the period thanks to a continued improving job market and a stronger dollar, which were positives for consumers. In addition, one of the key areas of concern for investors was the limited amount of economic growth in the eurozone and Japan, which could curtail the sustainability of the U.S. recovery, but they were encouraged by the ongoing responses of both the European Central Bank (ECB) and Bank of Japan, which continued to use monetary policy in an effort to stimulate growth. In fact, the ECB enacted its second round of quantitative easing in March, with monthly bond purchases of €60.0 billion, adding up to €1.1 trillion by the time the program ends in September 2016.

These shifting views on growth were important for the interest-rate outlook, as the U.S. Federal Reserve (Fed) made it clear that the timing and magnitude of rate increases were dependent upon the prevailing economic conditions. Most financial stocks benefit from higher interest rates and improving economic activity, but bank stocks in particular saw their performance vary along with the prospects for growth and rates. As a result of this uncertainty, banks underperformed other financials. At the other end of the spectrum were real estate investment trusts (REITs), which benefited from low interest rates and investor demand for yield. As a result, REITs were among the best-performing financial industry segments for the six months ended April 30, 2015. Meanwhile, European equities performed well as a result of ECB monetary policy and modest European growth. In those conditions, certain European banks experienced a slight upturn in loan demand and were able to take advantage of cheap funding.

How did the fund perform in this environment?

The fund produced a positive return and outperformed its comparative index, the S&P Composite 1500 Banks Index, at market price and at net asset value. Performance benefited from security

"Performance benefited from security selection decisions among capital market holdings and banks."
selection decisions among capital market holdings and banks. Nevertheless, a number of regional banks with exposure to the oil industry underperformed.

Can you give some examples of stocks that contributed to performance?

The fund enjoyed positive contributions to absolute and relative results from a number of holdings. Key contributors were alternative asset managers Blackstone Group LP and The Carlyle Group LP, which benefited from strong performance in financial markets. Blackstone in particular reported strong earnings, successfully raised new funds, and realized gains on prior investments.

Other examples of contributors were long-held positions in banks focused on buying troubled lenders in the wake of the financial crisis. Michigan-based Talmer Bancorp, Inc. and Florida-based FCB Financial Holdings, Inc. were two such companies that benefited from economic improvement in their respective regions.

You mentioned that many of the detractors were banks with exposure to the slump in the energy sector. Can you give some examples?

Many of the leading detractors from performance were lenders with exposure to the oil-rich economies of Texas and Louisiana; these banks suffered from worries about the potential of slower loan growth and credit weakness. Some of the main detractors in performance in this segment were Cullen/Frost Bankers, Inc., Hancock Holding Company, Zions Bancorporation, and Green Bancorporation.

INDUSTRY COMPOSITION AS OF 4/30/15 (%)

"Many of the leading detractors from performance were lenders with exposure to the oil-rich economies of Texas and Louisiana..."

Can you talk about how the big money center banks affected performance?

The comparative index is dominated by four large commercial banks: Wells Fargo & Company, JPMorgan Chase & Co., Bank of America Corp., and Citigroup, Inc. Together they make up about two-thirds of the index. As a result, the portfolio will typically be underweight in these names relative to the index. In the last six months, JPMorgan and Wells Fargo both did well in absolute terms and outperformed the index. While the fund had exposure to both of these stocks, the underweight position hurt performance. Bank of America and Citigroup both declined outright, so lower exposure to these names benefited relative performance compared with the index.

What changes did you make to the portfolio during the period?

We made a number of changes during the six-month period that were consistent with the fund's managed distribution plan. As a result, some of the changes were to the fixed-income allocation and were intended to improve the portfolio's yield. In addition, we reduced or eliminated stakes in a number of small- and mid-cap banks that approached our price target, including First Horizon National Corp. and Hingham Institution for Savings.

How was the fund positioned at period end?

Several potential catalysts remain for financial stocks, primarily as a result of their attractive

TOP 10 HOLDINGS AS OF 4/30/15 (%)

JPMorgan Chase & Co.	2.9
The PNC Financial Services Group, Inc.	2.6
Cullen/Frost Bankers, Inc.	2.5
BB&T Corp.	2.4
U.S. Bancorp	2.4
Wells Fargo & Company	2.4
Talmer Bancorp, Inc., Class A	2.3
M&T Bank Corp.	2.1
SunTrust Banks, Inc.	2.0
FNB Corp.	1.8
TOTAL	23.4
As a percentage of total investments.
Cash and cash equivalents are not included.

valuations at a time when economic growth is improving. Banks in particular benefit from better growth because they will typically experience fewer losses on loans. In addition, continued economic improvement would allow the Fed to begin to raise interest rates, which benefits banks' margins.

Improving business conditions and compelling valuations suggest a continuation of the merger-and-acquisition activity we've seen in the U.S. bank space in recent years. This is another potentially important support for bank stocks going forward. Add it all up, and we continue to favor banks relative to other finance industry segments.

MANAGED BY

Susan A. Curry On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 103.5% (84.1% of Total investments)		$487,926,403
(Cost $362,118,297)
Financials 103.5%		487,926,403
Banks 86.6%
1st Source Corp. (Z)	88,689	2,760,003
Access National Corp.	51,655	976,280
Ameris Bancorp (Z)	243,266	6,079,217
Ameris Bancorp	66,018	1,617,619
Anchor Bancorp, Inc. (I)	88,416	1,931,890
Avenue Bank (I)	300,000	3,409,738
Avidbank Holdings (I)	200,000	2,395,900
Bank of America Corp. (Z)	333,959	5,319,967
Bank of Marin Bancorp	23,067	1,163,038
Bankwell Financial Group, Inc. (I)	76,657	1,464,149
Bar Harbor Bankshares (Z)	80,020	2,817,504
BB&T Corp. (Z)	363,599	13,922,206
Berkshire Hills Bancorp, Inc. (Z)	358,903	10,052,873
Bridge Capital Holdings (I)(Z)	150,564	4,072,756
Bryn Mawr Bank Corp. (Z)	80,000	2,407,200
BSB Bancorp, Inc. (I)(Z)	177,195	3,745,902
Camden National Corp.	36,776	1,409,256
Chemical Financial Corp.	116,773	3,608,286
Citigroup, Inc.	28,193	1,503,250
City Holding Company	39,363	1,809,517
Comerica, Inc. (Z)	167,706	7,950,941
Commerce Bancshares, Inc.	100,195	4,279,328
ConnectOne Bancorp, Inc.	56,578	1,087,429
County Bancorp, Inc.	56,180	1,119,106
CU Bancorp (I)	91,813	1,902,365
Cullen/Frost Bankers, Inc. (Z)	197,034	14,371,660
DNB Financial Corp.	78,515	2,090,854
Eastern Virginia Bankshares, Inc.	268,537	1,691,783
Evans Bancorp, Inc.	69,760	1,702,144
FCB Financial Holdings, Inc., Class A (I)(Z)	221,342	5,923,112
Fifth Third Bancorp	452,067	9,041,340
First Bancorp, Inc. (Z)	266,499	4,445,203
First Bancshares, Inc.	210,000	3,391,500
First Citizens BancShares, Inc., Class A	15,038	3,614,233
First Community Corp.	136,228	1,666,068
First Connecticut Bancorp, Inc.	202,450	2,992,211
First Financial Bancorp (Z)	146,045	2,520,737
First Merchants Corp.	118,683	2,678,675

8SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
First Security Group, Inc. (KY) (I)	1,192,189	$2,861,254
First Security Group, Inc. (TN) (I)	83,942	1,985,228
FirstMerit Corp. (Z)	139,359	2,699,384
Flushing Financial Corp. (Z)	192,160	3,681,786
FNB Corp. (Z)	767,513	10,184,898
Glacier Bancorp, Inc. (Z)	223,556	5,888,465
Great Western Bancorp, Inc.	107,123	2,342,780
Green Bancorp, Inc. (I)	81,836	977,940
Hamilton State Bancshares	500,000	3,531,575
Hancock Holding Company (Z)	245,752	7,153,841
Heritage Commerce Corp. (Z)	387,733	3,454,701
Heritage Financial Corp. (Z)	194,590	3,288,571
Heritage Oaks Bancorp	650,719	5,186,230
Independent Bank Corp. (MA) (Z)	195,961	8,175,493
Independent Bank Corp. (MI)	125,407	1,660,389
John Marshall Bank (I)	31,938	563,706
JPMorgan Chase & Co. (Z)	267,120	16,898,011
KeyCorp	204,473	2,954,635
M&T Bank Corp. (Z)	102,651	12,284,245
MainSource Financial Group, Inc.	106,598	2,052,012
MB Financial, Inc. (Z)	183,150	5,518,310
Merchants Bancshares, Inc.	29,557	870,749
Monarch Financial Holdings, Inc.	162,521	1,990,882
MutualFirst Financial, Inc.	100,539	2,166,615
National Commerce Corp. (I)	50,542	1,109,397
NewBridge Bancorp	207,422	1,669,747
Northrim BanCorp, Inc. (Z)	99,739	2,485,496
Old Second Bancorp, Inc. (I)	202,363	1,190,906
Pacific Continental Corp.	183,645	2,369,021
PacWest Bancorp (Z)	41,762	1,883,466
Park National Corp. (Z)	42,113	3,476,849
Park Sterling Corp. (Z)	585,931	3,925,738
Peoples Bancorp, Inc. (Z)	122,945	2,851,095
Prosperity Bancshares, Inc. (Z)	55,286	2,948,955
Renasant Corp.	44,811	1,331,335
Sandy Spring Bancorp, Inc.	68,417	1,782,947
Shore Bancshares, Inc. (I)	176,539	1,625,924
Sierra Bancorp (Z)	129,652	2,123,700
Southern First Bancshares, Inc. (I)	131,586	2,368,548
Southwest Bancorp, Inc.	110,118	1,897,333
Square 1 Financial, Inc., Class A (I)	48,942	1,265,640
State Bank Financial Corp.	103,998	2,081,000
Stock Yards Bancorp, Inc.	44,216	1,538,717

SEE NOTES TO FINANCIAL STATEMENTS9

	Shares	Value
Financials (continued)
Banks (continued)
Suffolk Bancorp (Z)	135,334	$3,242,603
Sun Bancorp, Inc. (I)	126,066	2,386,429
SunTrust Banks, Inc. (Z)	278,451	11,555,717
Swedbank AB, A Shares	94,083	2,187,681
Talmer Bancorp, Inc., Class A	864,602	13,297,579
The Community Financial Corp.	61,920	1,284,840
The PNC Financial Services Group, Inc. (Z)	161,686	14,831,457
TriCo Bancshares (Z)	202,536	4,723,140
Trustmark Corp. (Z)	123,537	2,940,181
U.S. Bancorp (Z)	323,935	13,887,093
Union Bankshares Corp. (Z)	214,144	4,659,773
United Bankshares, Inc.	74,856	2,813,088
Washington Trust Bancorp, Inc. (Z)	123,905	4,586,963
Wells Fargo & Company	249,874	13,768,057
WesBanco, Inc.	84,811	2,672,395
WestAmerica Bancorp. (Z)	25,066	1,091,624
Westbury Bancorp, Inc. (I)	88,349	1,524,904
Yadkin Financial Corp. (I)(Z)	296,540	5,835,907
Zions Bancorporation (Z)	265,769	7,530,565
Capital markets 7.4%
Apollo Investment Corp.	350,000	2,800,000
Ares Capital Corp.	171,449	2,918,062
Golub Capital BDC, Inc.	166,116	2,916,997
Intermediate Capital Group PLC	429,134	3,465,963
KKR & Company LP	128,055	2,882,518
State Street Corp.	42,722	3,294,721
The Blackstone Group LP	98,870	4,049,715
The Carlyle Group LP (Z)	323,995	9,781,409
TriplePoint Venture Growth BDC Corp.	200,000	2,818,000
Insurance 0.9%
Gjensidige Forsikring ASA	238,805	4,154,399
Real estate investment trusts 0.2%
Digital Realty Trust, Inc. (Z)	14,500	919,445
Thrifts and mortgage finance 8.4%
Anchor Bancorp Wisconsin, Inc. (I)	160,834	5,815,757
Bank Mutual Corp.	161,841	1,163,637
Cheviot Financial Corp.	114,092	1,734,198
First Defiance Financial Corp. (Z)	125,381	4,388,335
Georgetown Bancorp, Inc.	65,000	1,176,500
Heritage Financial Group, Inc. (Z)	123,914	3,407,635
HomeStreet, Inc. (I)(Z)	225,930	4,672,232
Hudson City Bancorp, Inc.	267,248	2,485,406

10SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Provident Financial Holdings, Inc.			97,339	$1,610,960
River Valley Bancorp			52,026	1,246,023
Southern Missouri Bancorp, Inc.			112,188	2,116,988
United Community Financial Corp.			634,588	3,420,429
United Financial Bancorp, Inc.			108,463	1,382,903
WSFS Financial Corp. (Z)			73,787	5,251,421
Preferred securities 7.9% (6.4% of Total investments)				$37,238,993
(Cost $36,115,735)
Financials 7.9%				37,238,993
Banks 2.1%
Communities First Financial Corp., 5.000%			11,660	1,136,850
HomeTown Bankshares Corp., 6.000%			1,050	1,176,000
Old Second National Bank, 9.000%			2,000	2,000,000
SB Financial Group, Inc., 6.500%			250,000	2,862,500
Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR +6.390%)			100,716	2,808,969
Capital markets 0.8%
JMP Group LLC, 7.250%			80,000	2,034,400
JMP Group LLC, 8.000% (Z)			61,877	1,593,952
Real estate investment trusts 3.2%
American Homes 4 Rent, 5.500%			100,000	2,552,000
Arbor Realty Trust, Inc., 7.375% (Z)			100,000	2,515,000
FelCor Lodging Trust, Inc., Series A, 1.950%			86,950	2,219,834
Invesco Mortgage Capital, Inc. (7.750% to 12-27-24, then 3 month LIBOR + 5.180%)			150,000	3,696,000
Sotherly Hotels LP, 7.000%			99,475	2,561,481
Sotherly Hotels LP, 8.000%			60,000	1,563,000
Thrifts and mortgage finance 1.8%
Banc of California, Inc., 7.500% (Z)			119,137	3,054,673
Flagstar Bancorp, Inc., 5.000%			5,000	5,464,334
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 9.1% (7.4% of Total investments)				$42,746,044
(Cost $41,849,516)
Financials 9.1%				42,746,044
Banks 7.6%
Avenue Financial Holdings, Inc. (P)(S)	6.750	12-29-24	5,000,000	5,000,000
Cadence Financial Corp. (P)(S)	6.500	03-11-25	5,000,000	5,006,250
First Business Financial Services, Inc.	6.500	09-01-24	5,000,000	5,107,812
Popular, Inc. (Z)	7.000	07-01-19	4,000,000	4,040,000
Synovus Financial Corp. (Z)	7.875	02-15-19	3,000,000	3,390,000
United Community Banks, Inc.	9.000	10-15-17	3,500,000	3,893,750

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
VantageSouth Bancshares, Inc.	7.628	08-12-23	5,000,000	$5,164,407
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)(Z)	5.800	06-15-23	4,150,000	4,006,825
Diversified financial services 1.5%
Nationstar Mortgage LLC	6.500	07-01-21	3,000,000	2,925,000
NewStar Financial, Inc. (S)	7.250	05-01-20	4,160,000	4,212,000
			Shares	Value
Warrants 1.5% (1.2% of Total investments)				$6,954,721
(Cost $3,638,333)
Financials 1.5%				6,954,721
Banks 1.5%
Bank of Marin Bancorp (Expiration Date: 12-5-18, Strike Price: $27.23) (I)			58,704	1,392,263
Citigroup, Inc. (Expiration Date: 1-04-19; Strike Price: $106.10) (I)			1,045,183	772,390
Comerica, Inc. (Expiration Date: 11-14-18; Strike Price: $29.40) (I)			93,762	1,692,404
Horizon Bancorp (Expiration Date: 12-19-18, Strike Price: $17.68) (I)			179,816	2,798,720
TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)			71,281	160,382
Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.11) (I)			30,979	4,650
Thrifts and mortgage finance 0.0%
Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)			25,507	133,912
	Yield* (%)	Maturity date	Par value	Value
Certificate of deposit 0.0% (0.0% of Total investments)				$77,851
(Cost $77,851)
Country Bank for Savings	1.000	08-27-16	1,975	1,975
First Bank Richmond	0.990	12-05-16	20,395	20,395
First Bank System, Inc.	0.549	04-03-17	4,960	4,960
First Federal Savings Bank of Louisiana	0.100	01-06-16	3,035	3,035
Framingham Cooperative Bank	0.750	09-08-15	3,951	3,951
Home Banks	1.739	11-04-21	18,927	18,927
Hudson Savings	0.700	04-24-17	2,158	2,158
Machias Savings Bank	0.500	05-24-15	1,946	1,946
Midstate Federal Savings and Loan	0.500	05-27-15	1,989	1,989
Milford Bank	0.300	06-04-15	1,891	1,891
Milford Federal Savings and Loan Association	0.030	10-23-15	2,030	2,030
Mount McKinley Savings Bank	0.180	12-02-16	1,700	1,700
Mt. Washington Bank	0.700	10-30-15	1,873	1,873
Newburyport Five Cent Savings Bank	0.200	10-20-16	2,093	2,093
Newton Savings Bank	0.450	05-30-15	1,929	1,929
OBA Federal Savings and Loan	0.400	06-15-16	1,330	1,330
Plymouth Savings Bank	0.200	04-21-17	1,938	1,938
Salem Five Cents Savings Bank	0.250	12-15-15	1,726	1,726
Sunshine Federal Savings and Loan Association	0.500	05-10-15	2,005	2,005

12SEE NOTES TO FINANCIAL STATEMENTS

	Par value	Value
Short-term investments 1.1% (0.9% of Total investments)		$5,135,000
(Cost $5,135,000)
Repurchase agreement 1.1%		5,135,000
Repurchase Agreement with State Street Corp. dated 4-30-15 at 0.000% to be repurchased at $5,135,000 on 5-1-15, collateralized by $4,435,000 U.S. Treasury Bonds, 3.625% due 8-15-43 (valued at $5,238,844, including interest)	5,135,000	5,135,000
Total investments (Cost $448,934,732)† 123.1%		$580,079,012
Other assets and liabilities, net (23.1%)		($108,713,096)
Total net assets 100.0%		$471,365,916

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^ All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 4-30-15 was $222,127,238.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $449,359,613. Net unrealized appreciation aggregated $130,719,399, of which $139,162,160 related to appreciated investment securities and $8,442,761 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $448,934,732)	$580,079,012
Receivable for investments sold	1,483,034
Dividends and interest receivable	1,177,648
Receivable due from advisor	71,704
Other receivables and prepaid expenses	1,225,411
Total assets	584,036,809
Liabilities
Due to custodian	78,057
Credit facility agreement payable	110,000,000
Payable for investments purchased	1,165,328
Interest payable	2,647
Payable to affiliates
Administrative services fees	119,507
Trustees' fees	1,614
Other liabilities and accrued expenses	1,303,740
Total liabilities	112,670,893
Net assets	$471,365,916
Net assets consist of
Paid-in capital	$328,038,450
Accumulated distributions in excess of net investment income	(5,595,154)
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,773,579
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	131,149,041
Net assets	$471,365,916

Net asset value per share
Based on 18,528,511 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$25.44

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$7,234,558
Interest	1,310,619
Less foreign taxes withheld	(63,870)
Total investment income	8,481,307
Expenses
Investment management fees	3,221,161
Administrative services fees	712,267
Transfer agent fees	18,853
Trustees' fees	26,692
Printing and postage	63,534
Professional fees	26,741
Custodian fees	31,960
Stock exchange listing fees	7,613
Interest expense	469,596
Other	16,944
Total expenses	4,595,361
Less expense reductions	(449,007)
Net expenses	4,146,354
Net investment income	4,334,953
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	18,182,522
18,182,522
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(6,987,196)
(6,987,196)
Net realized and unrealized gain	11,195,326
Increase in net assets from operations	$15,530,279

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$4,334,953	$6,417,714
Net realized gain	18,182,522	15,019,731
Change in net unrealized appreciation (depreciation)	(6,987,196)	41,046,571
Increase in net assets resulting from operations	15,530,279	62,484,016
Distributions to shareholders
From net investment income	(10,972,584)[1]	(6,429,193)
From net realized gain	—	(15,515,976)
Total distributions	(10,972,584)	(21,945,169)
Total increase	4,557,695	40,538,847
Net assets
Beginning of period	466,808,221	426,269,374
End of period	$471,365,916	$466,808,221
Undistributed (accumulated distributions in excess of) net investment income	($5,595,154)	$1,042,477
Shares outstanding
At beginning and end of the period	18,528,511	18,528,511

1	A portion of the distributions may be deemed a tax return of capital at year end.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended 4-30-15 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$15,530,279
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(51,868,548)
Long-term investments sold	61,301,904
Increase in short-term investments	(1,412,108)
Net amortization of premium (discount)	(30,693)
Increase in receivable for investments sold	(1,394,821)
Increase in dividends and interest receivable	(63,671)
Increase in other receivables and prepaid expenses	(1,216,712)
Increase in receivable due from advior	(1,554)
Increase in payable for investments purchased	137,445
Increase in payable to affiliates	4,204
Increase in other liabilities and accrued expenses	1,183,209
Decrease in custodian overdraft	(237)
Increase in interest payable	93
Net change in unrealized appreciation (depreciation) on investments	6,994,108
Net realized gain on investments	(18,190,314)
Net cash provided by operating activities	$10,972,584
Cash flows from financing activities
Cash distributions to common shareholders	(10,972,584)
Net cash used in financing activities	($10,972,584)
Net Increase in cash	-
Cash at beginning of period	-
Cash at end of period	-
Supplemental disclosure of cash flow information:
Cash paid for interest	$469,503

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

COMMON SHARES Period Ended	4-30-15[1]		10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$25.19		$23.01	$18.91	$15.67	$16.90	$16.28
Net investment income[2]	0.23		0.35	0.29	0.17	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.61		3.01	4.99	3.97	(0.49)	1.19
Total from investment operations	0.84		3.36	5.28	4.14	(0.41)	1.26
Less distributions to common shareholders
From net investment income	(0.59	) [3]	(0.35)	(0.22)	(0.17)	(0.09)	(0.06)
From net realized gain	—		(0.83)	(0.96)	(0.75)	(0.82)	(0.67)
From tax return of capital	—		—	—	(0.02)	—	—
Total distributions	(0.59)		(1.18)	(1.18)	(0.94)	(0.91)	(0.73)
Anti-dilutive impact of repurchase plan	—		—	—	0.04 [4]	0.09 [4]	0.09 [4]
Net asset value, end of period	$25.44		$25.19	$23.01	$18.91	$15.67	$16.90
Per share market value, end of period	$23.53		$22.97	$22.20	$18.03	$14.29	$15.02
Total return at net asset value (%)[5,6]	3.56	[7]	15.16	29.03	27.70	(1.81)	8.82
Total return at market value (%)[6]	5.04	[7]	8.84	30.56	33.51	0.76	18.38
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$471		$467	$426	$350	$298	$338
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	[8]	1.99	1.88	1.53	1.52	1.51
Expenses including reductions[9]	1.80	[8]	1.81	1.71	1.38	1.37	1.36
Net investment income	1.88	[8]	1.43	1.37	0.94	0.48	0.39
Portfolio turnover (%)	9		15	20	19	23	34
Senior securities
Total debt outstanding end of period (in millions)	$110		$110	$95	—	—	—
Asset coverage per $1,000 of debt[10]	$5,285		$5,244	$5,487	—	—	—

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	A portion of the distributions may be deemed a tax return of capital at year end.
4	The repurchase plan was completed at an average repurchase price of $15.15, $14.82 and $15.04 for 461,253, 1,016,051 and 803,485 shares, and $6,987,727, $15,062,318 and $12,088,382 for the years ended 10-31-12, 10-31-11 and 10-31-10, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
7	Not annualized.
8	Annualized.
9	Expenses net of reductions excluding interest expense were 1.60%, 1.62% and 1.58% for the periods ended 4-30-15, 10-31-14 and10-31-13, respectively.
10	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

18SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Financial Opportunities Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$408,052,750	$392,925,009	$11,596,166	$3,531,575
Capital markets	34,927,385	31,461,422	3,465,963	—
Insurance	4,154,399	—	4,154,399	—

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Real estate investment trusts	919,445	919,445	—	—
Thrifts and mortgage finance	39,872,424	39,872,424	—	—
Preferred securities
Banks	9,984,319	5,671,469	2,312,850	2,000,000
Capital markets	3,628,352	3,628,352	—	—
Real estate investment trusts	15,107,315	12,545,834	2,561,481	—
Thrifts and mortgage finance	8,519,007	3,054,673	5,464,334	—
Corporate bonds
Banks	35,609,044	—	21,443,075	14,165,969
Diversified financial services	7,137,000	—	7,137,000	—
Warrants
Banks	6,820,809	2,629,826	4,190,983	—
Thrifts and mortgage finance	133,912	133,912	—	—
Certificate of deposit	77,851	—	77,851	—
Short-term investments	5,135,000	—	5,135,000	—
Total investments in securities	$580,079,012	$492,842,366	$67,539,102	$19,697,544

Securities with market value of $5,509,777 at the beginning of the year were transferred from Level 3 to Level 2 during the period since quoted prices in active markets for identical securities became available.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. In addition, securities were transferred from Level 3 since observable market data became available due to the increased market activity of these securities.

Investments in securities	Common stocks	Preferred stocks	Corporate bonds	Total
Balance as of 10-31-14	$7,880,493	$1,060,500	$14,201,901	$23,142,894
Realized gain (loss)	—	(9,500)	—	($9,500)
Change in unrealized appreciation (depreciation)	100,359	(19,000)	(35,932)	$45,427
Purchases	—	3,028,500	—	$3,028,500
Sales	—	(1,000,000)	—	($1,000,000)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(4,449,277)	(1,060,500)	—	($5,509,777)
Balance as of 4-30-15	$3,531,575	$2,000,000	$14,165,969	$19,697,544
Change in unrealized at period end*	$100,359	($19,000)	($35,932)	$45,427

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below.

	Fair value at 4-30-15	Valuation technique	Unobservable inputs	Input/range
Common Stocks	$3,531,575	Market Approach	Book value Book value multiple	7.10 1.10x
			Discount for lack of marketability	10%

	Fair value at 4-30-15		Valuation technique	Unobservable inputs	Input/range
Corporate Bonds	$10,272,219		Market Approach	Yield spread	100 bps - 208 bps (weighted average 154.30 bps)
Total	$13,803,794	*

* Amounts exclude valuations provided by a broker, which amounted to $5,893,750.

A change to unobservable inputs of the fund's Level 3 securities may result in changes to the fair value measurement, as follows:

Unobservable input	Impact to valuation if input increases	Impact to valuation if input decreases
Book value multiple / market comparable companies	Increase	Decrease
Discount for lack of marketability	Decrease	Increase
Yield spread	Decrease	Increase

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement. Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved a managed distribution plan. In August 2012, the Board of Trustees approved an amendment to the managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.2961 per share, based upon an annual distribution rate of 6.50% of the fund's net asset value of $18.22 on July 31, 2012 (representing a quarterly distribution rate of 1.625% of the fund's July 31, 2012 net asset value). This amount will be paid quarterly until further notice.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays distributions quarterly under the Managed Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributons in excess of fax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the fiscal year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of (a) 1.15% of the first $500 million of the fund's average daily gross assets, including the assets attributed to the Credit Facility Agreement (see Note 7) (collectively, gross managed assets), and (b) 1.00% of the fund's average daily gross managed assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $21,647 for the six months ended April 30, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 1.12% of the fund's average daily managed assets.

Administrative services. The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross managed assets of the fund. The Advisor agreed to limit the administrative services fee to 0.10% of the fund's average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $427,360 for the six months ended April 30, 2015. The Advisor reserves the right to terminate this limitation in the future with the Trustees' approval. The administrative services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.10% of the fund's average weekly gross managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2014. The current share repurchase plan will remain in effect between January 1, 2015 and December 31, 2015. There was no activity under the share repurchase plan during the six months ended April 30, 2015 and the year ended October 31, 2014.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;

•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

The fund has entered into a CFA with Bank of America, N.A. (Bank of America) that allows it to borrow up to $110 million and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.68% and is payable monthly. The fund is required to pay a commitment fee of 0.25% per annum on any unused portion of the commitment, if the daily outstanding amount of the borrowings is less than $88 million. There were no payments for commitment fee for the six months ended April 30, 2015. As of April 30, 2015, the fund had borrowings of $110 million, at an interest rate of 0.86%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended April 30, 2015, the average borrowings under the CFA and the effective average interest rate were $110 million and 0.86%, respectively.

Effective June 18, 2015, the CFA with Bank of America has been terminated and the fund has entered into a new liquidity facility with State Street Bank and Trust Company (SSB). The new liquidity facility agreement with SSB includes a line of credit, as well as securities lending. Pursuant to the agreement, the fund may borrow up to $125 million and interest charged is at the rate of one month LIBOR plus 0.60% and is payable monthly.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $51,868,548 and $61,301,904, respectively, for the six months ended April 30, 2015.

Note 9 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994. The fund's investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.

Effective March 12, 2015, the Board of Trustees approved changes to the fund's investment policy regarding securities lending, replacing it with the following: "The fund may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to the fund an amount equal to any dividends or interest received on loaned securities. The fund retains all or a portion of the dividends, interest, capital gains, and/or other distributions received on investment of cash collateral in short-term obligations of the U.S. government, cash equivalents (including shares of a fund managed by the fund's investment adviser or an affiliate thereof), or other investments consistent with the fund's investment objective, policies, and restrictions, or receives a fee from the borrower. As a result of investing such cash collateral in such investments, the fund will receive the benefit of any gains and bear any losses generated by such investments. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund with respect to matters materially affecting the fund's investment. The fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Adviser to be creditworthy under guidelines adopted by the Board of Trustees. Investing cash collateral received in connection with securities lending transactions in any investment that is consistent with the fund's investment objective, policies, and limitations may subject the fund to risk of loss greater than the risk of loss associated with investing collateral solely in short-term U.S. government obligations or cash equivalents."

The use of securities lending collateral to obtain leverage in the fund's investment portfolio may subject the fund to greater risk of loss than would reinvestment of collateral in short-term, highly-rated investments. Risks associated with the fund's use of leverage are discussed under Note 6 to the financial statements.

On June 25, 2015, the Board of Trustees approved a change to the fund's investment policies, adding the following policy: "The fund may enter into interest-rate swaps for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns."

Interest rate swap risk. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Dividends and distributions

During the six months ended April 30, 2015, distributions from net investment income totaling $0.5922 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions[1]
December 31, 2014	0.2961
March 31, 2015	0.2961
Total	$0.5922

1A portion of the distributions may be deemed a tax return of capital at year end.

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2015. The following proposal was considered by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	14,502,256.928	705,290.748
Peter S. Burgess	14,503,291.928	704,255.748
Theron S. Hoffman	14,500,862.928	706,684.748
Non-Independent Trustee
Warren A. Thomson	14,483,823.928	723,723.748

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, Craig Bromley, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky and Gregory A. Russo. The Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: BTO

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-843-0090 ■ jhinvestments.com
MF230733	P9SA 4/15 6/15

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price per	as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Nov-14	-	-	-	1,852,851
Dec-14	-	-	-	1,852,851*
Jan-15	-	-	-	1,852,851
Feb-15	-	-	-	1,852,851
Mar-15	-	-	-	1,852,851
Apr-15	-	-	-	1,852,851
Total	-	-

*In May 2009, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2014. The current share repurchase plan will remain in effect between January 1, 2015 and December 31, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:
/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 23, 2015

By:
/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 23, 2015